                                                                 EXHIBIT (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

       Registrant Name                          File Nos.
       ---------------                          ------------------------
       AGL SEPARATE ACCOUNT A                   033-44745 / 811-01491
                                                033-44744 / 811-01491

       AGL SEPARATE ACCOUNT D                   033-43390 / 811-02441
                                                002-49805 / 811-02441
                                                333-70667 / 811-02441
                                                333-40637 / 811-02441
                                                033-57730 / 811-02441

       AGL SEPARATE ACCOUNT VA-1                333-102302 / 811-07781

       AGL SEPARATE ACCOUNT VA-2                333-102303 / 811-01990

       AGL SEPARATE ACCOUNT VL-R                333-89897 / 811-08561
                                                333-42567 / 811-08561
                                                333-90787 / 811-08561

       AGL SEPARATE ACCOUNT VUL                 333-102301 / 811-05794

MERTON BERNARD AIDINOFF                  Director             June 29, 2006
-----------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                       Director             June 29, 2006
-----------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE                Director and President      June 29, 2006
-----------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                    Director             June 29, 2006
-----------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                        Director             June 29, 2006
-----------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                  Director             June 29, 2006
-----------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                    Director             June 29, 2006
-----------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                      Director             June 29, 2006
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR               Director and Chairman      June 29, 2006
-----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                           Director             June 29, 2006
-----------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK                  Director, Senior Vice      June 29, 2006
-----------------------------     President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                      Director             June 29, 2006
-----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                   Director             June 29, 2006
-----------------------------
NICHOLAS CHARLES WALSH

                                      2